Taxes	6 Months Ended
Jun. 30, 2023
Income Tax Disclosure [Abstract]
Taxes

Note 11 — Taxes

Significant components of the benefit of income taxes are as follows:

	For the six months ended June 30, 2022	For the six months ended June 30, 2023	For the six months ended June 30, 2023
	RMB	RMB	USD
Current	(15,989)	50,007	7,221
Deferred	1,685,750	943,920	136,302
Benefit of income taxes	1,669,761	993,927	143,523

Deferred tax assets and liabilities

Significant components of deferred tax assets and liabilities were as follows:

	December 31, 2022	June 30, 2023	June 30, 2023
	RMB	RMB	USD
	(Audited)
Deferred tax assets:
Allowance for doubtful accounts	256,868	202,764	28,061
Impairment loss for investment	240,000	240,000	33,214
Net operating loss carry forward	3,409,722	5,354,785	741,065
Inventory reserve	26,469	26,469	3,663
Right of use	14,110	18,201	2,519
Less :valuation allowance	(3,054,301)	(4,279,816)	(592,297)
Deferred tax assets, net	892,868	1,562,403	216,225
Deferred tax liabilities:
Recognition of intangible assets arising from business combinations	1,999,387	1,725,002	238,728
Deferred tax liabilities, net	1,999,387	1,725,002	238,728
Total deferred tax liabilities, net	1,106,519	162,599	22,503

The Company evaluated the recoverable amounts of deferred tax assets, and provided a valuation allowance to the extent that future taxable profits will be available against which the net operating loss and temporary differences can be utilized. Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets would not be realized based on the Company’s estimate of its future taxable income. If events occur in the future that allow the Company to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.

The Company recognized deferred tax liabilities related to the excess of the intangible assets reporting basis over its income tax basis as a result of fair value adjustment from acquisitions in 2020. The deferred tax liabilities will reverse as the intangible assets are amortized for financial statement reporting purposes.

As of June 30, 2023, the Company had net operating loss carry forwards of approximately RMB 40,980,173 (USD 5,671,368), which arose from Shanghai Mengyun, Shenzhen Mengyun, Qianhai Youshi, Yijia Nework and Shenzhen Bowei, the subsidiaries established in the PRC, and will expire during the period from 2023 to 2027.

Value added taxes (“VAT”)

Revenue represents the invoiced value of service, net of VAT. The VAT are based on gross sales price. VAT rate is 6% on services and 13% on goods in China.

Taxes payable consisted of the following:

	December 31, 2022	June 30, 2023	June 30, 2023
	RMB	RMB	USD
	(Audited)
VAT taxes payable	49,655	175,154	24,240
Income taxes payable	473,565	400,068	55,367
Other taxes payable	79,034	28,813	3,987
Totals	602,254	604,035	83,594